UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 29, 2004
                                                          -------------

                             DEL LABORATORIES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

            DELAWARE                                          1-5439
   -------------------------------                   ------------------------
   (State or Other Jurisdiction of                   (Commission File Number)
         Incorporation)


                                   13-1953103
                     ---------------------------------------
                     (I.R.S. Employer Identification Number)


           178 EAB PLAZA, PO BOX 9357, UNIONDALE, NEW YORK 11553-9357
          -------------------------------------------------------------
          (Address, Including Zip Code, of Principal Executive Offices)

                                 (516) 844-2020
              ---------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

         99.1 - Press release issued by Del Laboratories, Inc. on July 29, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On July 29, 2004, Del Laboratories, Inc. issued a press release announcing results for the second quarter and six months ended June 30, 2004. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

      The information in Exhibit 99.1 attached hereto is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DEL LABORATORIES, INC.

                                       BY:  /S/ ENZO J. VIALARDI
                                       ----------------------------------
                                       Enzo J. Vialardi
                                       Executive Vice President and Chief
                                       Financial Officer
Date:  July 30, 2004

                                INDEX TO EXHIBITS


EXHIBIT NUMBER    DESCRIPTION

           99.1 Press Release issued by Del Laboratories, Inc., dated July 29, 2004, reporting Del's financial results for the second quarter and six months ended June 30, 2004.